                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   Form 8-K-A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2003

                                 WaterChef, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-30544              86-0515678
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 File Number)           Identification No.)

                1007 Glen Cove Avenue, Glen Head, New York 11545
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 516-656-0059

                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

Effective  April  25,  2003,  WaterChef,  Inc.,  a  Delaware  corporation,  (the
"Registrant")  dismissed  Grassi & Co. CPAs P.C.  ("Grassi") as Registrant's
independent  accountants,  which action was  approved by the Audit  Committee of
Registrant's Board of Director's on April 25, 2003.

(a)(1)      Feldman,  Sherb &  Co.,  P.C.,  a  professional  corporation  of
            certified  public   accountants   ("Feldman")  was  the  independent
            accounting  firm for the  Registrant for the year ended December 31,
            2001 and through the period April 17, 2002.  Feldman was merged into
            Grassi on April 17, 2002 with Grassi as the successor firm.

            Except as  described  in the  following  sentence,  the  reports  of
            Feldman and/or Grassi on the financial  statements of Registrant for either of the past two  fiscal  years did not  contain  any  adverse opinion or  disclaimer of opinion and were not qualified or modified as to uncertainty,  audit scope or accounting principles. The report of Feldman,  prior to their  merger into  Grassi,  on the  financial statements of Registrant for the fiscal year ended December 31, 2001 does, however,  contain an expression of substantial doubt regarding
            Registrant's ability to continue as a going concern.

            In addition,  during  Registrant's  two most recent fiscal years and through  April 25,  2003,  there was no  disagreement  with  Feldman and/or Grassi on any matter of  accounting  principles or practices, financial statement disclosure, or auditing scope or procedure.

            Registrant has requested that Grassi furnish it with a letter to the
            Securities and Exchange  Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response  received by Registrant to that request will be promptly filed as an amendment to this Form 8-K no later than two days after it is  received by the
            Company.

(a)(2)      On April 25, 2003 Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants, commencing with the audit for the year ending  December 31,  2002.  During the two most recent fiscal years and the interim  period  preceding  the  engagement  of
            MKLLP, Registrant has not consulted with MKLLP regarding either: (i)
            the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be  rendered  on  Registrant's  financial  statements,  and either a written  report or oral advice was  provided to the Company by MKLLP that MKLLP has concluded was an important  factor  considered by the
            Company in reaching a decision as to the  accounting,  auditing,  or financial  reporting  issue;  or (ii) any matter that was either the subject of a  "disagreement"  or event  identified  in  response  to paragraph  (a)(1)(iv)  of Item 304,  as those terms are used in Item
            304(a)(1)(iv)   of   Regulations   S-B  and  S-K  and  the   related
            instructions to Item 304 of Regulations S-B and S-K.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                 WaterChef, Inc.
                                 ---------------
                                  (Registrant)

Date: May 29, 2003                                       /s/David A. Conway
                                                         -----------------------
                                                         David A. Conway
                                                         President & Chief
                                                         Executive Officer